UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2004

Commission File Number 1-5097

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	39-0380010
(State of Incorporation)	(I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99	Slide presentation for the second quarter analyst conference call issued by the registrant on April 15, 2004.

ITEM 9 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99 is a copy of the slide presentation for the second quarter analyst conference call issued by the registrant on April 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ Stephen A. Roell
Stephen A. Roell
Senior Vice President and Chief Financial Officer

Date: April 16, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
99	Slide presentation for the second quarter analyst conference call issued by the registrant on April 15, 2004.

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